Exhibit 99.1

TransAtlantic Petroleum Announces Change in Time of Presentation at IPAA New York Oil and Gas Symposium

Hamilton, Bermuda (April 6, 2018) – TransAtlantic Petroleum Ltd. (TSX: TNP) (NYSE American: TAT) (the “Company” or “TransAtlantic”) today announced that the time for its management presentation at the IPAA New York Oil and Gas Symposium has been changed from 4:05 pm Eastern Time to 3:35 pm Eastern Time on Monday, April 9, 2018.

A live webcast of the event and slide presentation will be available on the Company’s website at www.transatlanticpetroleum.com. To access the webcast, click on “Investors”, select “Events and Presentations”, and click on “Listen to webcast” under the event listing.

About TransAtlantic Petroleum

The Company is an international oil and natural gas company engaged in the acquisition, exploration, development, and production of oil and natural gas. The Company holds interests in developed and undeveloped properties in Turkey and Bulgaria.

(NO STOCK EXCHANGE, SECURITIES COMMISSION, OR OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE INFORMATION CONTAINED HEREIN.)

Forward-Looking Statements

This news release and the presentations referred to herein contain statements concerning the marketing of the Company, the Company’s drilling program, the Company’s 3D seismic program, the evaluation of the Company’s prospects in the Thrace Basin in Turkey, the Molla Area of Southeast Turkey, and Bulgaria, information on the Company’s reserves, use of future prospective capital in the Company’s business, expectations of future funding and capital sources, drilling, completion, and cost of wells, the production and sale of oil and natural gas, as well as other expectations, plans, goals, objectives, assumptions, and information about future events, conditions, results of operations, and performance that may constitute forward-looking statements

Exhibit 99.1

or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions, which may prove to be incorrect.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates, and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include, but are not limited to, access to sufficient capital; market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids, and oil products; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which the Company carries on business, especially economic slowdowns; actions by governmental authorities; receipt of required approvals; increases in taxes; legislative and regulatory initiatives relating to fracture stimulation activities; changes in environmental and other regulations; renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; outcomes of litigation; the negotiation and closing of material contracts; and other risks described in the Company’s filings with the SEC.

The forward-looking statements or information contained in this news release are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

Contacts:

Chad D. Burkhardt

Vice President, General Counsel and Corporate Secretary

+1 (214) 265-4705

TransAtlantic Petroleum Ltd.

16803 Dallas Parkway

Addison, Texas 75001

http://www.transatlanticpetroleum.com

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